VAN KAMPEN SERIES FUND, INC.,
on behalf of its series,
Van Kampen Equity Growth Fund

Supplement dated May 10, 2010
to the Prospectus and the Summary Prospectus
each dated October 30, 2009,
each as previously supplemented on December 9, 2009 and
October 30, 2009

The Prospectus and the Summary Prospectus are hereby supplemented as follows:

On December 8, 2009, management of the Van Kampen Equity Growth Fund (the “Fund”) proposed the reorganization (the “Reorganization”) of the Fund into Equity Growth Portfolio, a series of Morgan Stanley Institutional Fund, Inc., a fund on the Morgan Stanley institutional platform with a substantially similar investment objective and principal investment strategy as the Fund (the “Acquiring Fund”). The Board of Directors approved the Reorganization and shareholders of the Fund approved the Reorganization at a special meeting of shareholders held on May 10, 2010. It is expected that the Reorganization will be completed on or about May 21, 2010 at which time shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Directors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EQGSPT1 5/10